Exhibit 10.7.a

AMENDMENT NO. 1 TO

AMENDED AND RESTATED

MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 1, dated as of February 7, 2007 (this “Amendment”), to the Amended and Restated Master Repurchase Agreement, dated as of February 15, 2006 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), among CAPITAL TRUST, INC. and CT BSI FUNDING CORP. (each, a “Seller” and collectively the “Sellers”) and BEAR, STEARNS FUNDING, INC. (the “Buyer”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

RECITALS

WHEREAS, the Buyer and the Sellers are parties to the Repurchase Agreement; and

WHEREAS, the Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreement shall be modified to reflect certain terms set forth hereinafter;

NOW THEREFORE, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Repurchase Agreement is hereby amended as follows:

SECTION 1.         Amendments.

(a)           The definition of “CDO Assets” is hereby deleted in its entirety and the following is inserted in lieu thereof:

“CDO Assets” shall mean Eligible Assets, as specified by an indenture for any collateralized debt obligation issued by Seller, or its subsidiaries, which are to be designated as CDO Assets.

(b)           The definition of “CDO I Asset” is hereby deleted in its entirety.

(c)           The definition of  “CDO II Asset” is hereby deleted in its entirety.

(d)           The definition of “Maximum CDO Aggregate Purchase Price” is hereby deleted in its entirety and the following is inserted in lieu thereof:

 “Maximum CDO Aggregate Purchase Price” shall mean $200,000,000 less the aggregate Purchase Price for CDO Assets owed to Bear, Stearns International Limited under the BSIL Repurchase Agreement.

 (e)  The definition of “Maximum Committed Aggregate Purchase Price” is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Maximum Committed Aggregate Purchase Price” shall mean $250,000,000 less the aggregate amount owed, excluding the aggregate Purchase Price for CDO Assets, to Bear, Stearns International Limited under the BSIL Repurchase Agreement; provided, however, that for the purposes of calculating the Purchase Fee hereunder, the Maximum Committed Aggregate Purchase Price shall be deemed to be as provided in Section 2(e) hereof.

(f)            The following definition is hereby added to the Repurchase Agreement:

“Upsize Side Letter” shall mean that certain side letter dated as of the date hereof by and between Buyer and Seller.

(g)           Section 2(g)(iii) is hereby deleted in its entirety and the following is inserted in lieu thereof:

“No Exit Fee will be payable for the early repurchase of any Purchased Asset which is a CDO Asset.”

(h)           Section 2(m) is hereby amended as follows:

Reference to the term “Side Letter” is hereby deleted and replaced with the term “Upsize Side Letter”

SECTION 2.         Upsize Purchase Fee.  Seller shall pay on or prior to the date hereof a one-time, up front amount (the “Upsize Purchase Fee”) as set forth in the Upsize Side Letter.

SECTION 3.         Effective Date.  This Amendment shall be effective on the date that this Amendment shall have been executed and delivered by a duly authorized officer of each Buyer and the Seller (the “Amendment Effective Date”).

SECTION 4.         No Default.  On the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing under the Repurchase Agreement.

SECTION 5.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that from and after the Amendment Effective Date all references to the Agreement therein or in any related document shall be deemed to be a reference to the Repurchase Agreement as amended hereby.  The execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Repurchase Agreement or any related document, except as expressly set forth herein.

SECTION 6.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

BEAR, STEARNS FUNDING, INC.

By:	/s/ Timothy Greene
Name:		Timothy Greene
Title:		Senior Vice President

SELLER:

CAPITAL TRUST, INC.
(jointly and severally with the other Seller)

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

SELLER:

CT BSI FUNDING CORP.
(jointly and severally with the other Seller)

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Master Repurchase Agreement (CT/BSF)